Exhibit 99.1

FOR IMMEDIATE RELEASE

Corebridge Financial Names Christopher Filiaggi
as Interim Chief Financial Officer

HOUSTON – April 15, 2026 – Corebridge Financial, Inc. (“Corebridge” or the “Company”) (NYSE: CRBG) today announced the appointment of the Company’s Chief Accounting Officer Christopher Filiaggi as Interim Chief Financial Officer, effective April 24, 2026. Filiaggi will report to Marc Costantini, President and Chief Executive Officer, and join the Executive Leadership Team.

Filiaggi will serve as Interim Chief Financial Officer while the Company prepares for its planned merger (the “Proposed Transaction”) with Equitable Holdings, Inc. (“Equitable Holdings”). In this role, he will provide continuity, disciplined execution and steady financial leadership as Corebridge advances toward the combination.

“Chris is a deeply respected leader within our world-class finance team, with the experience and judgment to guide the organization through this transition,” said Costantini. “This internal appointment reflects the depth of talent and financial acumen we have at Corebridge.”

Filiaggi has served as Chief Accounting Officer for Corebridge since June 2023, overseeing financial reporting, accounting policy and internal controls. Prior to this role, he held finance leadership positions with Corebridge and American International Group, Inc. (AIG). Previously, Filiaggi was with PricewaterhouseCoopers LLP, advising insurance clients on accounting policies and regulatory compliance.

This appointment follows the previously announced transition of the Company’s current Chief Financial Officer, Elias Habayeb, who will continue with Corebridge through April 24, 2026. Filiaggi will remain in the interim role until the closing of the Proposed Transaction, when Robin M. Raju, Chief Financial Officer of Equitable Holdings, will serve as Chief Financial Officer of the combined company.

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About Corebridge Financial

Corebridge Financial, Inc. makes it possible for more people to take action in their financial lives. With more than $385 billion in assets under management and administration as of December 31, 2025, Corebridge Financial is one of the largest providers of retirement solutions and insurance products in the United States. We proudly partner with financial professionals and institutions to help individuals plan, save for and achieve secure financial futures. For more information, visit corebridgefinancial.com and follow us on LinkedIn.

Contacts
Işıl Müderrisoğlu (Investors): investorrelations@corebridgefinancial.com
Paul Miles (Media): media.contact@corebridgefinancial.com

FOR IMMEDIATE RELEASE
Cautionary Statement Regarding Forward-Looking Information

This press release includes statements, which, to the extent they are not statements of historical or present fact, constitute “forward looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements, and any related oral statements, can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “forecasts,” “intends,” “targets,” “plans,” “estimates,” “anticipates,” “goals,” “guidance,” “formidable,” “preliminary,” “objective,” “continue,” “drive,” “improve,” “superior,” “robust,” “positioned,” “resilient,” “vision,” “potential,” “immediate,” and similar expressions or the negative of those expressions or verbs. We caution you that forward-looking statements are not guarantees of future performance or outcomes. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain, and some of which may be outside our control. These statements include, but are not limited to, statements about the expected timing and completion of the Proposed Transaction, the anticipated benefits of the Proposed Transaction, including estimated synergies and projected cost savings, and plans and expectations for Corebridge, Equitable Holdings or their new parent company after completion of the Proposed Transaction.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Key factors include, among others, the ability to complete the Proposed Transaction on the timeframe or on the terms currently anticipated or at all, including due to a failure to obtain requisite stockholder, stock exchange, regulatory, governmental or other approvals; risks related to difficulties, inabilities or delays in integrating the parties’ businesses; the ability to realize the anticipated benefits of the Proposed Transaction, including estimated run-rate expense synergies and projected cost savings at the times, and to the extent, anticipated, as well as expected operating earning and cashflow generation; the occurrence of any event, change or other circumstance that could give rise to the right of either or both parties to terminate the merger agreement; the potential impact of the announcement or consummation of the Proposed Transaction on Corebridge or Equitable Holdings’ stock price and on their respective business, contractual and operational relationships (including with regulatory bodies, employees, suppliers, clients and competitors); risks related to business disruptions from the Proposed Transaction that may harm the business or current plans and operations of either or both parties, including diversion of management time from ongoing business operations; the risk that the Proposed Transaction and its announcement could have an adverse effect on the ability of either or both parties to hire and retain key personnel; the parties’ ability to raise debt on favorable terms or at all; the outcome of any legal proceedings that may be instituted against Corebridge, Equitable Holdings, their new parent company or their respective directors; restrictions on the conduct of Corebridge and Equitable Holdings’ respective businesses prior to the closing of the Proposed Transaction and on each their ability to pursue alternatives to the Proposed Transaction; the possibility that the Proposed Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, or unforeseen or unknown liabilities; the deterioration of economic conditions; geopolitical tensions; the potential impact of a downgrade in Corebridge or Equitable Holdings’ Insurer Financial Strength ratings or credit ratings or of the new parent company of Corebridge and Equitable Holdings following completion of the Proposed Transaction; other factors that may affect future results of Corebridge and Equitable Holdings; and management’s response to any of the aforementioned factors.

FOR IMMEDIATE RELEASE
The foregoing list of factors is not exhaustive. You should carefully consider these factors and the other risks and uncertainties described in the “Risk Factors” section of the new parent company’s Registration Statement on Form S-4 discussed below and other documents filed or furnished by Corebridge and Equitable Holdings from time to time with the U.S. Securities and Exchange Commission (the “SEC”), including their Annual Reports on Form 10-K for the year ended December 31, 2025. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that neither Corebridge nor Equitable Holdings presently know or that Corebridge and Equitable Holdings currently believe are immaterial that could also cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Corebridge and Equitable Holdings’ expectations, plans or forecasts of future events and views as of the date of this press release. Corebridge and Equitable Holdings anticipate that subsequent events and developments will cause Corebridge and Equitable Holdings’ assessments to change. While Corebridge and Equitable Holdings may elect to update these forward-looking statements at some point in the future, Corebridge and Equitable Holdings specifically disclaim any obligation to do so, unless required by applicable law. Neither Corebridge nor Equitable Holdings gives any assurance that Corebridge, Equitable Holdings or their new parent company will achieve the results or other matters set forth in the forward-looking statements.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or in a transaction exempt from the registration requirements of the Securities Act.

Important Information and Where to Find It

This press release relates to the Proposed Transaction that may become the subject of a Registration Statement on Form S-4 to be filed by the new parent company with the SEC. The Registration Statement will include a joint proxy statement of Corebridge and Equitable Holdings that will also constitute a prospectus of the new parent company. After the Registration Statement has been declared effective, the definitive joint proxy statement/prospectus will be mailed to the stockholders of each of Corebridge and Equitable Holdings. This press release is not a substitute for the Registration Statement that the new parent company intends to file with the SEC or any other documents that may be sent to Corebridge’s stockholders or Equitable Holdings’ stockholders in connection with the Proposed Transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH, OR FURNISHED TO, THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING COREBRIDGE, EQUITABLE HOLDINGS, THEIR NEW PARENT COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS.

FOR IMMEDIATE RELEASE
Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Corebridge or Equitable Holdings through the website maintained by the SEC at http://www.sec.gov or from Corebridge at its website, https://www.corebridgefinancial.com, or from Equitable Holdings at its website, https://equitableholdings.com (information included on or accessible through either of Corebridge or Equitable Holdings’ website is not incorporated by reference into this press release).

Participants in the Solicitation

Corebridge and Equitable Holdings and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Corebridge’s stockholders or Equitable Holdings’ stockholders in connection with the Proposed Transaction under the rules of the SEC. Information about the directors and executive officers of Corebridge, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Corebridge’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 16, 2025, including under the headings “Compensation Discussion and Analysis,” “Compensation Tables” and “Security Ownership of 5% Beneficial Owners, Directors and Executive Officers.” To the extent holdings of Corebridge’s common stock by the directors and executive officers of Corebridge have changed or do change from the amounts of Corebridge’s common stock held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”), in each case filed with the SEC. Information about the directors and executive officers of Equitable Holdings, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Equitable Holdings’ definitive proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2025, including under the headings “Executive Compensation” and “Certain Relationships and Related Person Transactions.” To the extent holdings of Equitable Holdings’ common stock by the directors and executive officers of Equitable Holdings have changed or do change from the amounts of Equitable Holdings’ common stock held by such persons as reflected therein, such changes have been or will be reflected on Forms 3, Forms 4 or Forms 5, in each case filed with the SEC. Other information regarding persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation of Corebridge or Equitable Holdings’ stockholders in connection with the Proposed Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Registration Statement. You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by Corebridge or Equitable Holdings will also be available free of charge from Corebridge or Equitable Holdings using the contact information above.